                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of 24/7 Real Media, Inc. (the "COMPANY") on Form 10-Q/A for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Norman M. Blashka, EVP and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

              (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                           /s/
                                           Norman M. Blashka
                                           EVP and Chief Financial Officer
                                           (principal financial and
                                           accounting officer)


                                           January 24, 2003